CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.6

(Execution Version)

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER NO.1

Date: May 17, 2022	Change Order No. 1

Reference: Batture Clearing, Levee
Bridge Crane Pad and Mammoet
Bridge Work Pad

Documents:

Change Order Requests as per letter
PQ-PRM-KZV-VGL-LET-00026,
PQ-PRM-KZV-VGL-LET-00065-
22, No. CP-25 Rev.1 related to
Change Proposal Release #13, and
as per letter PQ-PRM-KZV-VGL-
LET-00031 CP-33 and CP-34
related to Change Proposal Release
#4.

Venture Global Plaquemines LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and KZJV LLC, a limited liability company duly organized and validly existing under the laws of the State of Texas (the “Contractor”), hereby agree to the following change to that certain Second Amended and Restated Engineering, Procurement and Construction Agreement, dated as of January 7, 2022, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the change(s) set forth herein do(es) not relieve Contractor of its responsibilities set forth in the Agreement.

Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Scope: The following items shall be included in the Agreement as Reimbursable Work:

Batture Clearing:

(a)

In accordance with Section 2 of LNTP No. 2, dated as of November 29, 2021, issued under the Agreement, Contractor shall perform batture clearing, including clearing and removal of trees, underbrush, grass, vegetation, trash, and debris on the Mississippi River

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

Levee Batture to within six inches of the existing ground, between the toe of the levee and the edge of the river water line, as described further in the Subcontract with Brown Industrial Construction LLC authorized pursuant to such LNTP No. 2.

Levee Bridge Crane Pad:

(b)	Section 3.9 of Exhibit A to the Agreement is hereby amended by inserting a new Clause (4) immediately following Clause (3):

“4) Contractor shall provide the detailed design and perform all necessary soil improvements to provide support for the module M113 crane pad location following the recommendations included in the Fugro Bearing Capacity and Slope Stability Study dated October 15, 2021, attached hereto in Attachment 7. The soil improvement plan and sections are depicted in drawing number PQ-000000-CIV-SIP-KBR-00106-001 Rev 5A (Figure 1) and the details of the soil improvement sections near the levee as depicted in Fugro Bearing Capacity and Slope Stability Study in Attachment 7:

[***]

Figure 1 – PQ-000000-CIV-SIP-KBR-00106-001 Rev 5A”

(c)	Exhibit A to the Agreement is hereby amended by inserting Appendix 1 of this Change Order hereto as “Attachment 7” immediately following Attachment 6 thereof.

(d)	Mammoet Bridge Work Pad:

Section 3.9 of Exhibit A to the Agreement is hereby amended by inserting a new Clause (5) immediately following Clause (4):

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

“5) Contractor shall perform site preparation work, including supply and installation of a minimum of twelve-inch crushed rock, geogrid, and geotextile for the area south of the Mississippi River Levee Heavy Haul bridge piling workspace, and as more particularly described in the Area North of Highway 23 and East of Plant Entrance Soil Improvement Plan of drawing PQ-000000-CIV-SIP-KZV-00109-001 Rev A, and more specifically, the area depicted in the red box below:

[***]

The Change Proposals referenced herein shall be deemed to supplement the above scopes of Work to the extent of technical, engineering or construction related items contained therein that support the execution of the Work authorized herein. As to the Target Price or Project Schedule, the Change Proposals shall not otherwise supersede, modify or amend any terms or conditions of this Change Order or the Agreement nor entitle Contractor to any further changes to this Change Order.

Price:

Initial Target Price:	[***]

Estimated Value of Change Order:	[***], itemized as follows:
	Section[1]	Amount of Reimbursable Costs ($)
	Section (a) (CP-25 Rev1)	[***]
	Section (b) (CP-33)	[***]
	Section (d) (CP-34)	[***]
	Total	[***]
Adjusted Target Price as a result	[***]

[1]	“Section” refers to the sections above in this Change Order under “Scope”.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

of this Change Order (if applicable):

Deliverable Schedule:

This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global Plaquemines LNG, LLC		KZJV LLC

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

KZJV LLC

By:	[***]
Name:	[***]
Title:	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

APPENDIX 1

Attachment 7

Fugro Bearing Capacity and Slope Stability Study

[Omitted]